================================================================================




                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             ____________________

                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           ________________________

     Date of Report (Date of Earliest Event Reported):  February 10, 1995



                              HADSON CORPORATION
            (Exact name of registrant as specified in its charter)


            Delaware                              1-9891                              31-0679954
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification
         incorporation                                                                   No.)


               2777 Stemmons Freeway, Suite 700, Dallas, Texas                  75207
                  (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (214) 640-6800





                                Not Applicable
         (Former name or former address, if changed since last report)



================================================================================

ITEM 5.          OTHER EVENTS

                 On February 10, 1995 the Company and its two largest shareholders, Santa Fe Energy Resources, Inc. and The Prudential Insurance Company of America, entered into agreements with LG&E Energy Corp. ("LG&E Energy") whereby LG&E Energy will acquire all of the Company's $.01 par value Common Stock, Senior Cumulative, Series A Preferred Stock and 8% Senior Secured Notes due 2003.

                 The information set forth in the Company's press release dated February 10, 1995 and attached as an exhibit hereto is incorporated by reference herein as partial answer to this item.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits

                 99.1  Press release dated February 10, 1995





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HADSON CORPORATION
                                         (REGISTRANT)



DATE:   February 21, 1995                By: /s/ Robert P. Capps
        -----------------                   --------------------------------
                                             Robert P. Capps
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer